Exhibit (b)

        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the NorCap Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the NorCap Funds, Inc. for the period ended December 31, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the NorCap Funds, Inc. for the stated period.

/s/ Daniel T. Murphy                     /s/ Sarah M. Lucas
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Daniel T. Murphy                         Sarah M. Lucas
President, NorCap Funds, Inc.            Treasurer, NorCap Funds, Inc.

Dated:   03/04/04
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by NorCap Funds, Inc. for purposes of the Securities Exchange Act of 1934.